SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (September 27, 2010):  September 27, 2010

GUIDED THERAPEUTICS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01  Other Events

On September 27, 2010, Guided Therapeutics, Inc. reported that it had submitted the complete Premarket Approval application with the United States Food and Drug Administration for the company's LightTouch(tm) Non-invasive Cervical Cancer Detection Device as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release Dated September 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC

	By:	/s/ MARK L. FAUPEL
Mark L. Faupel, Ph.D.
CEO & President
Date: September 27, 2010